UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 30, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As at September 29, 2008 the Company held an amount of  2,391,848,460 "free trading" shares of Hunt Gold Corporation (HGLC.PK) Common Stock.

As at September 30, 2008 was indebted in the amount of US$3,254,539 to a third party Lender. This Lender has now demanded immediate settlement of this outstanding amount. This loan arose from funds advanced by the Lender to the Company to (a) repurchase and cancel shares of the Company's Common Stock, (b) facilitate purchases by the Company of shares of Hunt Gold Corporation (HGLC.PK) Common Stock and (c) provide working capital to the Company.

The Company was able to settle this outstanding loan through the immediate transfer of an amount of 1,627,269,500 "free trading" shares of Hunt Gold Corporation (HGLC.PK) Common Stock to the Lender and at a price of US$0.002 per share of Hunt Gold Corporation (HGLC.PK) Common Stock. The Lender was already a significant stockholder  in Hunt Gold Corporation (HGLC.PK) and is extremely unlikely to wish to dispose of these shares of Hunt Gold Corporation (HGLC.PK) Common Stock in the market.

It was not the intention of the Company to dispose of any of these shares of Hunt Gold Corporation (HGLC.PK) Common Stock; but to continue to seek a purchaser for the entire amount of Hunt Gold Corporation (HGLC.PK) Common Stock held by the Company and at a very substantial premium to the current trading price of Hunt Gold Corporation (HGLC.PK) shares of Common Stock.

The Company was left with no alternative but to settle this outstanding loan; failing which it could have had disastrous and immediate financial consequences for the Company as the Lender was not negotiable in its demand that this Loan was to be settled in full and immediately. Failure to settle this Loan could have resulted in the Company's assets being seized by the Lender through various Court actions planned by the Lender.

The Company now holds an amount of 764,578,960 shares of Hunt Gold Corporation (HGLC.PK) Common Stock as at September 30, 2008.

The Company will require additional funds from this Lender to facilitate ongoing costs as well as the costs associated with the outstanding Stock Dividend distributions. The Lender has agreed to advance these sums of money as are required by the Company and will accept settlement of all future funds advanced through additional transfers of Hunt Gold Corporation (HGLC.PK) Common Stock from the Company.

The Company's stockholding in Hunt Gold Corporation (HGLC.PK) shares of Common Stock will be reduced further as additional sums of money are required by the Company from the Lender.

The Company will not dispose of any of these remaining shares of Hunt Gold Corporation (HGLC.PK) Common Stock in the market.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits
None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

September 30, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

3